                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                SCHEDULE 13E - 3
                        RULE 13E-3 TRANSACTION STATEMENT
       (PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934)

                               (AMENDMENT NO. 1)

                           HILCOAST DEVELOPMENT CORP.
                                (Name of Issuer)



                                H. IRWIN LEVY
                             MAURICE A. HALPERIN
                              BARRY S. HALPERIN

                           HILCOAST DEVELOPMENT CORP.
                             FLA ACQUISITION CORP.
                      (Name of Person(s) Filing Statement)

                     COMMON STOCK, $.01 PAR VALUE PER SHARE
                         (Title of Class of Securities)

                                   431313105
                     (CUSIP Number of Class of Securities)

                                                                       Copy to:                         Copy to:
       JACK JAIVEN                    H. IRWIN LEVY             BRUCE E. MACDONOUGH, ESQ.            KLAUS EPPLER, ESQ.
Hilcoast Development Corp.         FLA Acquisition Corp.       Greenberg, Traurig, Hoffman,         Proskauer Rose Goetz
     19146 Lyons Road             100 Century Boulevard       Lipoff, Rosen & Quentel, P.A.           & Mendelsohn LLP
Boca Raton, Florida 33434    West Palm Beach, Florida 33487        1221 Brickell Avenue                1585 Broadway
Telephone: (561) 487-8845      Telephone: (561) 640-3100           Miami, Florida 33131           New York, New York 10036
                                                                Telephone: (305) 579-0500        Telephone: (212) 969-3000
                                                                Facsimile: (305) 579-0717        Facsimile: (212) 969-2900
---------------------------------------------------------------------------------------------------------------------------

      (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of Person(s) Filing Statement)

       This Statement is filed in connection with (check the appropriate box):

       a.     [X]    The filing of solicitation materials or an information
                     statement subject to Regulation 14A, Regulation 14C or Rule
                     13e-3(c) under the Securities Exchange Act of 1934.


       b.     [ ]    The filing of a registration statement under the Securities
                     Act of 1933.

       c.     [ ]    A tender offer.

       d.     [ ]    None of the above.

Check the following box if the solicitation materials or information statement referred to in checking box (a) are preliminary copies: [X]

                           Calculation of Filing Fee

      Transaction Valuation(1)                   Amount of Filing Fee
             $6,722,906                               $1,345.00

(1) Solely for purposes of calculating the filing fee, the transaction value is based upon (i) the conversion of each of the 942,651 outstanding shares of Common Stock not owned by FLA Acquisition Corp. into the right to receive $6.00 from FLA Acquisition Corp. and (ii) the payment by FLA Acquisition Corp. to the holders of outstanding options to purchase 315,000 shares of Common Stock of an amount equal to the difference between $6.00 and the exercise price for each such option, in settlement of such options. The amount of the filing fee, calculated in accordance with Rule 0-11 of the Securities Exchange Act of 1934, as amended (the "Act"), equals 1/50th of one percentum of the aggregate proposed cash payment to the holders of the Common Stock and options.

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid: $1,345.00
Form or registration no.: Preliminary Proxy Statement - Schedule 14A Filing Party: Hilcoast Development Corp.

Date Filed:  The indicated filing was made on November 25, 1996.

       This Rule 13E-3 Statement (the "Statement") relates to an Agreement and Plan of Merger dated as of November 21, 1996 (the "Merger Agreement") among Hilcoast Development Corp., a Delaware corporation (the "Company"), and FLA Acquisition Corp., a Delaware corporation ("Mergerco"), pursuant to which, among other things, (a) Mergerco will be merged with and into the Company with the Company being the surviving corporation (the "Surviving Corporation"), (b) each outstanding share (each such share being referred to herein as a "Share" and collectively, the "Shares") of common stock, par value $.01 per share (the "Common Stock"), of the Company (except those Shares held by the Company as treasury stock, owned by Mergerco or held by persons who perfect their dissenters' rights under Delaware law) will be converted into the right to receive $6.00 in cash, without interest, (c) each outstanding Share held by Mergerco will be canceled without consideration, and (d) each outstanding share of Mergerco common stock will be converted into one share of common stock of the Surviving Corporation. H. Irwin Levy is the Company's Chairman of the Board, Chief Executive Officer and largest stockholder. Maurice A. Halperin and Barry
S. Halperin (together, "Messrs. Halperin") are the next largest stockholders of the Company. Mr. Levy and Messrs. Halperin have formed Mergerco and, upon its initial capitalization, will be all of the stockholders of and will control Mergerco. This Statement is being filed by the Company, Mergerco, Mr. Levy and Messrs. Halperin.



       The Company's Amended Preliminary Proxy Statement has been filed with the Securities and Exchange Commission contemporaneously herewith in connection with the Company's special meeting of stockholders called for the purpose of considering and voting upon the proposal to approve and adopt the Merger Agreement (the "Preliminary Proxy Statement") and is incorporated by reference as Exhibit (d)(1). The cross reference sheet below is being supplied pursuant to Instruction F to Schedule 13E-3 and shows the location in the Preliminary Proxy Statement of the information required to be included in response to the items of this Statement. The information in the Preliminary Proxy Statement, including all exhibits thereto, is hereby expressly incorporated herein by reference.


                             CROSS REFERENCE SHEET


   SCHEDULE 13E-3 ITEM                LOCATION IN PRELIMINARY PROXY STATEMENT
   -------------------                ----------------------------------------
 Item 1(a) . . . . . . . . . . . .    *
 Item 1(b) . . . . . . . . . . . .    Outside Front Cover Page, "SUMMARY - Market Price of the
                                      Company's Common Stock" and "MARKET FOR THE COMPANY'S COMMON
                                      STOCK AND RELATED STOCKHOLDER MATTERS"
 Item 1(c) . . . . . . . . . . . .    "MARKET FOR THE COMPANY'S COMMON STOCK AND RELATED STOCKHOLDER
                                      MATTERS"
 Item 1(d) . . . . . . . . . . . .    "MARKET FOR THE COMPANY'S COMMON STOCK AND RELATED STOCKHOLDER
                                      MATTERS" and "SELECTED FINANCIAL DATA"
 Item 1(e) . . . . . . . . . . . .    **
 Item 1(f) . . . . . . . . . . . .    "INFORMATION CONCERNING MR. LEVY" and "INFORMATION CONCERNING
                                      MESSRS. HALPERIN"
 Item 2(a)-(g) . . . . . . . . . .    "INFORMATION CONCERNING MERGERCO,"
                                      "INFORMATION CONCERNING MR. LEVY" and
                                      "INFORMATION CONCERNING MESSRS. HALPERIN"
 Item 3(a)(1)  . . . . . . . . . .    "INFORMATION CONCERNING MR. LEVY" and "INFORMATION CONCERNING MESSRS.
                                      HALPERIN"
 Item 3(a)(2)  . . . . . . . . . .    Outside and Inside Front Cover Pages, "SUMMARY -- Merger Agreement,"
                                      "SPECIAL FACTORS -- Background of the Merger," "THE MERGER AGREEMENT"
                                      and EXHIBIT A -- "AGREEMENT AND PLAN OF MERGER"


   SCHEDULE 13E-3 ITEM                LOCATION IN PRELIMINARY PROXY STATEMENT
   -------------------                ----------------------------------------

 Item 3(b) . . . . . . . . . . . .    Outside and Inside Front Cover Pages, "GENERAL INFORMATION -- Voting at
                                      the Meeting; Required Vote," "SUMMARY - Vote Required," "SUMMARY --
                                      Merger Agreement," "SUMMARY -- Interests of Certain Persons in the
                                      Merger," "SPECIAL FACTORS -- Background of the Merger," "SPECIAL
                                      FACTORS -- Interests of Certain Persons in the Merger," "SPECIAL
                                      FACTORS - Mergerco's Reasons for the Merger," "INFORMATION CONCERNING
                                      MERGERCO," "INFORMATION CONCERNING MR. LEVY," and "INFORMATION
                                      CONCERNING MESSRS. HALPERIN."
 Item 4(a) . . . . . . . . . . . .    Outside and Inside Front Cover Pages, "SUMMARY -- Merger Agreement,"
                                      "THE MERGER AGREEMENT" and EXHIBIT A - "AGREEMENT AND PLAN OF MERGER"
 Item 4(b) . . . . . . . . . . . .    Outside and Inside Front Cover Pages, "SUMMARY -- Certain Effects of
                                      the Merger," "SUMMARY -- Interests of Certain Persons in the Merger,"
                                      "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS --
                                      Certain Effects of the Merger," "SPECIAL FACTORS -- Interests of
                                      Certain Persons in the Merger," "THE MERGER AGREEMENT," "INFORMATION
                                      CONCERNING MERGERCO" and EXHIBIT A -- "AGREEMENT AND PLAN OF MERGER"
 Item 5(a)-(g) . . . . . . . . . .    Outside and Inside Front Cover Pages, "SUMMARY -- Certain Effects of
                                      the Merger," "SUMMARY -- Financing of the Merger," "SPECIAL FACTORS --
                                      Background of the Merger," "SPECIAL FACTORS -- Plans for the Company
                                      After the Merger," "SPECIAL FACTORS -- Certain Effects of the Merger,"
                                      "SPECIAL FACTORS - Mergerco's Reasons for the Merger," "THE MERGER
                                      AGREEMENT - Directors and Officers of the Company Following the
                                      Merger; Certificate of Incorporation," "FINANCING OF THE MERGER" and
                                      EXHIBIT A -- "AGREEMENT AND PLAN OF MERGER"
 Item 6(a)-(c) . . . . . . . . . .    "SUMMARY -- Financing of the Merger," "SPECIAL FACTORS -- Plans for
                                      the Company After the Merger," "THE MERGER AGREEMENT -- Fees and Expenses,"
                                      "FINANCING OF THE MERGER" and "FEES AND EXPENSES."
 Item 6(d) . . . . . . . . . . . .    **
 Item 7(a) and (c) . . . . . . . .    "SUMMARY -- Certain Effects of the Merger," "SPECIAL FACTORS --
                                      Background of the Merger," "SPECIAL FACTORS -- "Mergerco's Reasons for
                                      the Merger" and "SPECIAL FACTORS -- Certain Effects of the Merger"
 Item 7(b) . . . . . . . . . . . .    "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS --
                                      Recommendation of the Special Committee and Board of Directors;
                                      Fairness of the Merger" and "SPECIAL FACTORS - Opinion of Financial
                                      Advisor"

   SCHEDULE 13E-3 ITEM                LOCATION IN PRELIMINARY PROXY STATEMENT
   -------------------                ----------------------------------------

 Item 7(d) . . . . . . . . . . . .    Outside and Inside Front Cover Pages, "SUMMARY -- Certain Effects of
                                      the Merger," "SUMMARY -- Interests of Certain Persons in the Merger,"
                                      "SUMMARY -- Federal Income Tax Consequences," "SPECIAL FACTORS --
                                      Background of the Merger," "SPECIAL FACTORS -- Mergerco's Reasons for
                                      the Merger," "SPECIAL FACTORS -- Plans for the Company After the
                                      Merger," "SPECIAL FACTORS -- Certain Effects of the Merger," "SPECIAL
                                      FACTORS - Interests of Certain Persons in the Merger," "FEDERAL INCOME
                                      TAX CONSEQUENCES OF THE MERGER TO THE COMPANY'S STOCKHOLDERS," "THE
                                      MERGER AGREEMENT,"  "FINANCING OF THE MERGER," "INFORMATION AS TO
                                      STOCK OWNERSHIP," and EXHIBIT A -- "AGREEMENT AND PLAN OF MERGER"
 Item 8(a)-(b) . . . . . . . . . .    "SUMMARY -- Recommendation of the Special Committee and Board of
                                      Directors," "SPECIAL FACTORS -- Position of Mr. Levy and Messrs. Halperin
                                      Regarding Fairness of the Merger," "SPECIAL FACTORS -- Background of the
                                      Merger," "SPECIAL FACTORS -- Recommendation of the Special Committee and
                                      Board of Directors; Fairness of the Merger"
 Item 8(c) . . . . . . . . . . . .    Outside and Inside Front Cover Pages, "SUMMARY -- Vote Required,"
                                      "GENERAL INFORMATION -- Voting at the Meeting; Required Vote,"
                                      "SPECIAL FACTORS -- Background of the Merger," "THE MERGER AGREEMENT --
                                      Conditions, Representations and Covenants,"  and EXHIBIT A --
                                      "AGREEMENT AND PLAN OF MERGER"
 Item 8(d) . . . . . . . . . . . .    "SUMMARY -- Recommendation of the Special Committee and Board of
                                      Directors," "SUMMARY -- Opinion of Financial Advisor," "SPECIAL FACTORS --
                                      Background of the Merger," "SPECIAL FACTORS -- Recommendation of the
                                      Special Committee and Board of Directors; Fairness of the Merger,"
                                      "SPECIAL FACTORS - Opinion of Financial Advisor" and EXHIBIT B --
                                      "OPINION OF PATRICOF AND CO. CAPITAL CORP."
 Item 8(e) . . . . . . . . . . . .    "SUMMARY -- Recommendation of the Special Committee and Board of
                                      Directors" "SPECIAL FACTORS -- Background of the Merger," and "SPECIAL
                                      FACTORS -- Recommendation of the Special Committee and Board of
                                      Directors; Fairness of the Merger"
 Item 8(f) . . . . . . . . . . . .    **
 Item 9(a)-(c) . . . . . . . . . .    "SUMMARY -- Opinion of Financial Advisor," "SPECIAL FACTORS --
                                      Background of the Merger," "SPECIAL FACTORS -- Opinion of Financial
                                      Advisor," "CERTAIN PROJECTIONS" and EXHIBIT B -- "OPINION OF PATRICOF&
                                      CO. CAPITAL CORP."
 Item 10(a)  . . . . . . . . . . .    Outside and Inside Front Cover Pages, "SUMMARY - Vote Required,"
                                      "SUMMARY -- Interests of Certain Persons in the Merger," "SUMMARY -
                                      Conditions to the Merger; Termination," "GENERAL INFORMATION - Voting
                                      at the Meeting; Required Vote," "SPECIAL FACTORS -- Background of the
                                      Merger," "SPECIAL FACTORS -- Mergerco's Reasons for the Merger,"
                                      "SPECIAL FACTORS -- Interests of Certain Persons in the Merger,"
                                      "INFORMATION CONCERNING MERGERCO" and "INFORMATION AS TO STOCK
                                      OWNERSHIP"
 Item 10(b)  . . . . . . . . . . .    **

   SCHEDULE 13E-3 ITEM                LOCATION IN PRELIMINARY PROXY STATEMENT
   -------------------                ----------------------------------------

 Item 11 . . . . . . . . . . . . .    Outside and Inside Front Cover Pages, "SUMMARY -- Vote Required,"
                                      "SUMMARY -- Merger Agreement," "SUMMARY -- Interests of Certain
                                      Persons in the Merger," "SUMMARY -- Financing of the Merger," "GENERAL
                                      INFORMATION - Voting at the Meeting; Required Vote," "SPECIAL
                                      FACTORS -- Background of the Merger," "SPECIAL FACTORS -- Mergerco's
                                      Reasons for the Merger," "SPECIAL FACTORS -- Plans for the Company
                                      After the Merger," "SPECIAL FACTORS -- Interests of Certain Persons in
                                      the Merger," "FINANCING OF THE MERGER," "INFORMATION CONCERNING MERGERCO"
                                      and "INFORMATION AS TO STOCK OWNERSHIP"
 Item 12(a)  . . . . . . . . . . .    Outside and Inside Front Cover Pages, "SUMMARY -- Vote Required,"
                                      "SUMMARY -- Merger Agreement," "SUMMARY -- Interests of Certain
                                      Persons in the Merger," "GENERAL INFORMATION - Voting at the Meeting;
                                      Required Vote," "SPECIAL FACTORS -- Background of the Merger,"
                                      "SPECIAL FACTORS -- Mergerco's Reasons for the Merger," "SPECIAL
                                      FACTORS -- Interests of Certain Persons in the Merger," "THE MERGER
                                      AGREEMENT," "INFORMATION CONCERNING MERGERCO," "FINANCING OF THE MERGER,"
                                      "INFORMATION AS TO STOCK OWNERSHIP" and EXHIBIT A -- "AGREEMENT AND
                                      PLAN OF MERGER"
 Item 12(b)  . . . . . . . . . . .    Outside and Inside Front Cover Pages, "SUMMARY -- Recommendation of the
                                      Special Committee and Board of Directors," "SPECIAL FACTORS --
                                      Recommendation of the Special Committee and Board of Directors;
                                      Fairness of the Merger" and "SPECIAL FACTORS -- Position of Mr. Levy
                                      and Messrs. Halperin Regarding Fairness of the Merger."
 Item 13(a)  . . . . . . . . . . .    Outside and Inside Front Cover Pages, "SUMMARY -- Dissenters' Rights,"
                                      "RIGHTS OF DISSENTING STOCKHOLDERS" and EXHIBIT C -- "SECTION 262 OF
                                      THE DELAWARE GENERAL CORPORATION LAW"
 Item 13(b)-(c)  . . . . . . . . .    **
 Item 14(a)  . . . . . . . . . . .    "SELECTED FINANCIAL DATA," "INCORPORATION OF CERTAIN DOCUMENTS BY
                                      REFERENCE" and "INDEPENDENT PUBLIC ACCOUNTANTS"
 Item 14(b)  . . . . . . . . . . .    **
 Item 15(a)  . . . . . . . . . . .    "SUMMARY -- Financing of the Merger," "SPECIAL FACTORS - Plans for the
                                      Company After the Merger" and "FINANCING OF THE MERGER"
 Item 15(b)  . . . . . . . . . . .    "GENERAL INFORMATION -- Proxies"
 Item 16 . . . . . . . . . . . . .    Preliminary Proxy Statement
 Item 17 . . . . . . . . . . . . .    *

------------------
 *Information is contained in this Statement
**Not applicable

ITEM 1.       ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

       (a) The issuer of the class of equity securities which is the subject of the Rule 13e-3 transaction is the Company. The address of the Company's principal executive offices is 19146 Lyons Road, Boca Raton, Florida 33434.

       (b) The information set forth on the Outside Front Cover Page and in "SUMMARY - Market Price of the Company's Common Stock" and "MARKET FOR THE COMPANY'S COMMON STOCK AND RELATED STOCKHOLDER MATTERS" of the Preliminary Proxy Statement is incorporated herein by reference.

       (c) The information set forth in "MARKET FOR THE COMPANY'S COMMON STOCK AND RELATED STOCKHOLDER MATTERS" of the Preliminary Proxy Statement is incorporated herein by reference.

       (d) The information set forth in "MARKET FOR THE COMPANY'S COMMON STOCK AND RELATED STOCKHOLDER MATTERS" and "SELECTED FINANCIAL DATA" of the Preliminary Proxy Statement is incorporated herein by reference.

       (e)    Not applicable.

       (f) The information set forth in "INFORMATION CONCERNING MR. LEVY" and "INFORMATION CONCERNING MESSRS. HALPERIN" of the Preliminary Proxy Statement is incorporated herein by reference.


ITEM 2.       IDENTITY AND BACKGROUND.


       (a)-(g) This statement is being filed by the Company, the issuer of the class of equity securities which is the subject of the Rule 13e-3 transaction, by Mergerco, by Mr. Levy and by Messrs Halperin. The information set forth in "INFORMATION CONCERNING MERGERCO," "INFORMATION CONCERNING MR. LEVY" and "INFORMATION CONCERNING MESSRS. HALPERIN" of the Preliminary Proxy Statement is incorporated herein by reference.



ITEM 3.       PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.


       (a)(1) The information set forth in "INFORMATION CONCERNING MERGERCO," "INFORMATION CONCERNING MR. LEVY" and "INFORMATION CONCERNING MESSRS. HALPERIN" of the Preliminary Proxy Statement is incorporated herein by reference.

       (a)(2) The information, set forth on the Outside and Inside Front Cover Pages and in "SUMMARY -- Merger Agreement," "SPECIAL FACTORS -- Background of the Merger," "THE MERGER AGREEMENT" and EXHIBIT A -- "AGREEMENT AND PLAN OF MERGER" of the Preliminary Proxy Statement is incorporated herein by reference.

       (b) The information set forth on the Outside and Inside Front Cover Pages and in "GENERAL INFORMATION -- Voting at the Meeting; Required Vote," "SUMMARY - Vote Required," "SUMMARY -- Merger Agreement," "SUMMARY -- Interests of Certain Persons in the Merger," "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS -- Interests of Certain Persons in the Merger," "SPECIAL FACTORS - Mergerco's Reasons for the Merger," "INFORMATION CONCERNING MERGERCO,"

"INFORMATION CONCERNING MR. LEVY," and "INFORMATION CONCERNING MESSRS. HALPERIN," of the Preliminary Proxy Statement is incorporated herein by reference.


ITEM 4.       TERMS OF THE TRANSACTION.

       (a) The information set forth on the Outside and Inside Front Cover Pages and in "SUMMARY -- Merger Agreement," "THE MERGER AGREEMENT" and EXHIBIT A
- "AGREEMENT AND PLAN OF MERGER" of the Preliminary Proxy Statement is incorporated herein by reference.

       (b) The information set forth on the Outside and Inside Front Cover Pages and in "SUMMARY -- Certain Effects of the Merger," "SUMMARY -- Interests of Certain Persons in the Merger," "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS -- Certain Effects of the Merger," "SPECIAL FACTORS -- Interests of Certain Persons in the Merger," "THE MERGER AGREEMENT," "INFORMATION CONCERNING MERGERCO" and EXHIBIT A -- "AGREEMENT AND PLAN OF MERGER" of the Preliminary Proxy Statement is incorporated herein by reference


ITEM 5.       PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

       (a)-(g) The information act forth on the Outside and Inside Front Cover Pages and in "SUMMARY -- Certain Effects of the Merger," "SUMMARY -- Financing of the Merger," "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS -- Plans for the Company After the Merger," "SPECIAL FACTORS -- Certain Effects of the Merger," "SPECIAL FACTORS - Mergerco's Reasons for the Merger," "THE MERGER AGREEMENT - Directors and Officers of the Company Following the Merger; Certificate of Incorporation," "FINANCING OF THE MERGER" and EXHIBIT A -- "AGREEMENT AND PLAN OF MERGER" of the Preliminary Proxy Statement is incorporated herein by reference.


ITEM 6.       SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

       (a)-(c) The information set forth in "SUMMARY -- Financing of the Merger," "SPECIAL FACTORS -- Plans for the Company After the Merger," "THE MERGER AGREEMENT -- Fees and Expenses," "FINANCING OF THE MERGER" and "FEES AND EXPENSES" of the Preliminary Proxy Statement is incorporated herein by reference.

       (d)    Not applicable


ITEM 7.       PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

       (a) and (c) The information set forth in "SUMMARY -- Certain Effects of the Merger," "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS -- "Mergerco's Reasons for the Merger" and "SPECIAL FACTORS -- Certain Effects of the Merger" of the Preliminary Proxy Statement is incorporated herein by reference.

       (b) The information set forth in "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS -- Recommendation of the Special Committee and Board of Directors; Fairness of the Merger" and "SPECIAL FACTORS - Opinion of Financial Advisor" of the Preliminary Proxy Statement is incorporated herein by reference.

       (d) The information set forth on the Outside and Inside Front Cover Pages and in "SUMMARY -- Certain

Effects of the Merger," "SUMMARY -- Interests of Certain Persons in the Merger," "SUMMARY -- Federal Income Tax Consequences," "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS -- Mergerco's Reasons for the Merger," "SPECIAL FACTORS -- Plans for the Company After the Merger," "SPECIAL FACTORS -- Certain Effects of the Merger," "SPECIAL FACTORS - Interests of Certain Persons in the Merger," "FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO THE COMPANY'S STOCKHOLDERS," "THE MERGER AGREEMENT," "FINANCING OF THE MERGER," "INFORMATION AS TO STOCK OWNERSHIP," and EXHIBIT A -- "AGREEMENT AND PLAN OF MERGER" of the Preliminary Proxy Statement is incorporated herein by reference.


ITEM 8.       FAIRNESS OF THE TRANSACTION.

       (a) -- (b) The information set forth in "SUMMARY -- Recommendation of the Special Committee and Board of Directors," "SPECIAL FACTORS -- Position of
Mr. Levy and Messrs. Halperin Regarding Fairness of the Merger," "SPECIAL FACTORS -- Background of the Merger," and "SPECIAL FACTORS -- Recommendation of the Special Committee and Board of Directors; Fairness of the Merger" of the Preliminary Proxy Statement is incorporated herein by reference.

       (c) The information set forth on the Outside and Inside Front Cover Page and in "SUMMARY -- Vote Required," "GENERAL INFORMATION -- Voting at the Meeting; Required Vote," "SPECIAL FACTORS -- Background of the Merger," "THE MERGER AGREEMENT -- Conditions, Representations and Covenants," and
EXHIBIT A -- "AGREEMENT AND PLAN OF MERGER" of the Preliminary Proxy Statement is incorporated herein by reference.

       (d) The information set forth in "SUMMARY -- Recommendation of the Special Committee and Board of Directors," "SUMMARY -- Opinion of Financial Advisor," "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS -- Recommendation of the Special Committee and Board of Directors; Fairness of the Merger," "SPECIAL FACTORS - Opinion of Financial Advisor" and EXHIBIT B -- "OPINION OF PATRICOF AND CO. CAPITAL CORP." of the Preliminary Proxy Statement is incorporated herein by reference.

       (e) The information set forth in "SUMMARY -- Recommendation of the Special Committee and Board of Directors" "SPECIAL FACTORS -- Background of the Merger," and "SPECIAL FACTORS -- Recommendation of the Special Committee and Board of Directors; Fairness of the Merger" of the Preliminary Proxy Statement is incorporated herein by reference.

       (f) Not applicable.


ITEM 9.       REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

       (a) -- (c) The information set forth in "SUMMARY -- Opinion of Financial Advisor," "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS -- Opinion of Financial Advisor," "CERTAIN PROJECTIONS" and EXHIBIT B -- "OPINION OF PATRICOF& CO. CAPITAL CORP." of the Preliminary Proxy Statement is incorporated herein by reference.


ITEM 10.      INTEREST IN SECURITIES OF THE ISSUER.

       (a) The information set forth on the Outside and Inside Front Cover Pages and in "SUMMARY - Vote Required," "SUMMARY -- Interests of Certain Persons in the Merger," "SUMMARY - Conditions to the Merger; Termination," "GENERAL INFORMATION - Voting at the Meeting; Required Vote," "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS -- Mergerco's Reasons for the Merger," "SPECIAL FACTORS -- Interests of Certain Persons in the Merger," "INFORMATION CONCERNING MERGERCO" and "INFORMATION AS TO STOCK OWNERSHIP" of the Preliminary Proxy Statement is incorporated herein by reference.

       (b) Not applicable.


ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

       The information set forth on the Outside and Inside Front Cover Pages and in "SUMMARY -- Vote Required," "SUMMARY -- Merger Agreement," "SUMMARY -- Interests of Certain Persons in the Merger," "SUMMARY -- Financing of the Merger," "GENERAL INFORMATION - Voting at the Meeting; Required Vote," "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS -- Mergerco's Reasons for the Merger," "SPECIAL FACTORS -- Plans for the Company After the Merger," "SPECIAL FACTORS -- Interests of Certain Persons in the Merger," "FINANCING OF THE MERGER," "INFORMATION CONCERNING MERGERCO" and "INFORMATION AS TO STOCK OWNERSHIP" of the Preliminary Proxy Statement is incorporated herein by reference.


ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

       (a) The information set forth on the Outside and Inside Front Cover Pages and in "SUMMARY -- Vote Required," "SUMMARY -- Merger Agreement," "SUMMARY -- Interests of Certain Persons in the Merger," "SPECIAL FACTORS -- Background of the Merger," "GENERAL INFORMATION - Voting at the Meeting; Required Vote," "SPECIAL FACTORS -- Mergerco's Reasons for the Merger," "SPECIAL FACTORS -- Interests of Certain Persons in the Merger," "THE MERGER AGREEMENT," "INFORMATION CONCERNING MERGERCO," "FINANCING OF THE MERGER," "INFORMATION AS TO STOCK OWNERSHIP" and EXHIBIT A -- "AGREEMENT AND PLAN OF MERGER" of the Preliminary Proxy Statement is incorporated herein by reference

       (b) The information set forth on the Outside and Inside Front Cover Pages and in "SUMMARY -- Recommendation of the Special Committee and Board of Directors," "SPECIAL FACTORS -- Position of Mr. Levy and Messrs. Halperin Regarding Fairness of the Merger," and "SPECIAL FACTORS -- Recommendation of the Special Committee and Board of Directors; Fairness of the Merger" of the Preliminary Proxy Statement is incorporated herein by reference.


ITEM 13.      OTHER PROVISIONS OF THE TRANSACTION.

       (a) The information set forth on the Outside and Inside Front Cover Pages, and in "SUMMARY -- Dissenters' Rights," "RIGHTS OF DISSENTING STOCKHOLDERS" and EXHIBIT C -- "SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW" of the Preliminary Proxy Statement is incorporated herein by reference.

       (b) -- (c) Not applicable.


ITEM 14.      FINANCIAL INFORMATION.

       (a) The information set forth in "SELECTED FINANCIAL DATA," "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE" and "INDEPENDENT PUBLIC ACCOUNTANTS" of the Preliminary Proxy Statement is incorporated herein by reference.

       (b) Not Applicable.

ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

       (a) The information set forth in "SUMMARY -- Financing of the Merger," "SPECIAL FACTORS - Plans for the Company After the Merger" and "FINANCING OF THE MERGER" of the Preliminary Proxy Statement is incorporated herein by reference.

       (b) The information set forth in "GENERAL INFORMATION - Proxies" of the Preliminary Proxy Statement is incorporated herein by reference.


ITEM 16.      ADDITIONAL INFORMATION.

       The information set forth in the Preliminary Proxy Statement is incorporated herein by reference in its entirety.


ITEM 17.      MATERIALS TO BE FILED AS EXHIBITS.


       (a)    Commitment Letter dated September 3, 1996 to H. Irwin Levy from
              Island National Bank and Trust Company.**

       (b)(1) Opinion of Patricof & Co. Capital Corp. (attached as Exhibit B to the Preliminary Proxy Statement).**

       (b)(2) Report of Patricof & Co. Capital Corp.**

       (c) Agreement and Plan of Merger dated as of November 25, 1996 among the Company and FLA Acquisition Corp. (attached as Exhibit A to the Preliminary Proxy Statement).**

       (d)(1) Preliminary Proxy Statement.(1)

       (d)(2) Notice of Special Meeting of Stockholders (included in the
              Preliminary Proxy Statement).**

       (d)(3) Proxy Card (included in the Preliminary Proxy Statement).(1)

       (d)(4) Press Release issued by the Company on August 12, 1996.**

       (d)(5) Press Release issued by the Company on November 25, 1996.*

       (e)    Text of Section 262 of the Delaware General Corporation Law
              (attached as Exhibit C to the Preliminary Proxy Statement).**

       (f)    Not Applicable.

--------------------------
 *  Filed herewith.

**  Previously filed.

(1) Incorporated by reference (Commission File No. 0-20530).

                                   SIGNATURE

       After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                      HILCOAST DEVELOPMENT CORP.



Date:   January 6, 1997               By: /s/ Jack Jaiven
                                         -----------------------------------
                                         Jack Jaiven, Executive Vice President
                                                    and Chief Financial Officer

                                   SIGNATURE

       After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                       FLA ACQUISITION CORP.



Date:   January 6, 1997                By: /s/ H. Irwin Levy
                                          -------------------------------------
                                          H. Irwin Levy, President

                                  SIGNATURE


        After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.






Date:  January 6, 1997                      By: /s/ H. Irwin Levy
                                                -----------------------------
                                                H. Irwin Levy

                                  SIGNATURE


        After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.






Date:  January 6, 1997                      By: /s/ Maurice A. Halperin
                                                -----------------------------
                                                Maurice A. Halperin

                                  SIGNATURE


        After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.






Date:  January 6, 1997                      By: /s/ Barry S. Halperin
                                                -----------------------------
                                                Barry S. Halperin

                               INDEX TO EXHIBITS


     EXHIBIT                             DESCRIPTION
     NUMBER                              -----------
     -------
     (d)(5)      Press Release issued by the Company on November 25, 1996.


                                                                 EXHIBIT (d)(5)



                                                          FOR IMMEDIATE RELEASE



Company Contact:  Jack Jaiven
                  Executive Vice President
                  (561) 487-8845

                        HILCOAST DEVELOPMENT ANNOUNCES
                      MERGER AGREEMENT FOR GOING PRIVATE


        BOCA RATON, FL, November 25, 1996 -- HILCOAST Development Corp.
(NASDAQ: HCDV) announced today that it has entered into a merger agreement with a newly formed acquisition company organized by H. Irwin Levy, Hilcoast's Chairman of the Board and Chief Executive Officer, pursuant to which each of Hilcoast's outstanding shares of common stock will be converted into $6.00 cash.

        In August, a special independent committee of Hilcoast's Board of Directors was appointed to consider a proposal received from Mr. Levy contemplating the merger. The Board and the special committee have approved the terms of the merger agreement and recommended that the stockholders approve and adopt it.

        The merger is subject to approval of Hilcoast's stockholders and a number of other material conditions, including compliance with all applicable regulatory and governmental requirements. Accordingly, there can be no assurance that the merger will be consummated.


                                *  *  *  *  *

        Hilcoast Development is engaged in the design, development, construction, marketing and sale of condominium apartments at the planned 7,780 unit Century Village at Pembroke Pines, the operation of the recreational facilities of that project, and certain other real estate related activities.